Leases Leases	12 Months Ended
Jun. 30, 2021
Leases [Abstract]
Leases
11. Leases

Accounting policies
Where the group is the lessee, all leases are recognised on the balance sheet as right-of-use assets and depreciated on a straight-line basis with the charge recognised in cost of sales. The liability, recognised as part of net borrowings, is measured at a discounted value and any interest is charged to finance charges.
The group recognises services associated with a lease as other operating expenses. Payments associated with leases where the value of the asset when it is new is lower than $5,000 (leases of low value assets) and leases with a lease term of twelve months or less (short term leases) are recognised as other operating expenses. A judgement in calculating the lease liability at initial recognition includes determining the lease term where extension or termination options exist. In such instances any economic incentive to retain or end a lease are considered and extension periods are only included when it is considered reasonably certain that an option to extend a lease will be exercised.
For the year ended 30 June 2019, where the group had substantially all the risks and rewards of ownership of an asset subject to a lease, the lease was treated as a finance lease. Assets held under finance leases were recognised as assets of the group at their fair value at the inception of the lease. The corresponding liability to the lessor was included in other financial liabilities on the consolidated balance sheet. Lease payments were apportioned between interest expense and a reduction of the lease obligation so as to achieve a constant rate of interest on the remaining balance of the liability. Other leases were treated as operating leases, with payments and receipts taken to the income statement on a straight-line basis over the life of the lease.
(a) Movement in right-of-use assets
The company principally leases warehouses, office buildings, plant and machinery, cars and distribution vehicles in the ordinary course of business.

	Land and buildings £ million	Plant and equipment £ million	Under construction £ million	Total £ million
At 30 June 2019	2	228	—	230
IFRS16 Transition	173	63	—	236
Adjusted balance at 1 July 2019	175	291	—	466
Exchange differences	(3)	2	—	(1)
Additions	150	24	32	206
Disposals	(2)	—	—	(2)
Depreciation	(51)	(41)	—	(92)
At 30 June 2020	269	276	32	577
Exchange differences	(21)	(18)	—	(39)
Additions	33	23	—	56
Transfer	(1)	(63)	(3)	(67)
Acquisitions	8	—	—	8
Depreciation	(58)	(34)	—	(92)
At 30 June 2021	230	184	29	443
(b) Lease liabilities

	2021 £ million	2020 £ million
Current lease liabilities	(82)	(106)
Non-current lease liabilities	(281)	(364)
	(363)	(470)

The future cash outflows, which are not included in lease liabilities on the balance sheet, in respect of extension and termination options which are not reasonably expected to be exercised are estimated at £255 million.

(c) Amounts recognised in the consolidated income statement
In the year ended 30 June 2021 other operating expenses (within other external charges) included £28 million (2020 – £39 million) in respect of leases of low value assets and short term leases and £3 million (2020 – £11 million) in respect of variable lease payments. In the year ended 30 June 2019 other external charges included operating lease expenses in respect of plant and machinery of £19 million and other assets (mainly properties) of £101 million. Refer to note 5 for further information relating to the interest expenses on lease liabilities.
The total cash outflow for leases in the year ended 30 June 2021 was £179 million (2020 - £180 million).